                                                                Exhibit 4.1

                                    JUPITER
                                 --------------
                                 COMMUNICATIONS
                                 --------------
                            ONLINE INTELLIGENCE LOGO
                          JUPITER COMMUNICATIONS, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                             SEE REVERSE FOR
                                                           CERTAIN DEFINITIONS

                                                           CUSIP 482050 10 1

THIS CERTIFIED THAT








is the owner of


      FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $0.001 EACH
                             OF THE COMMON STOCK OF
=========================JUPITER COMMUNICATIONS, INC.==========================

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.
     This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrant.
     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


                          JUPITER COMMUNICATIONS, INC.
                                 CORPORATE SEAL
                                      1999
                                    DELAWARE

/s/ Gene DeRose                         /s/  Jean K. Robinson
--------------------------------         --------------------------------------
    Chief Executive Officer              Chief Financial Officer and Secretary




COUNTERSIGNED AND REGISTERED
  AMERICAN STOCK TRANSFER & TRUST COMPANY
        (NEW YORK, N.Y.)
                                               TRANSFER AGENT
                                                AND REGISTRAR

BY

                                           AUTHORIZED OFFICER

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common
     TEN ENT - as tenants by the entireties
     IT TEN - as joint tenants with right of survivorship and not as tenants in common

     UNIF GIFT MIN ACT - ____________Custodian____________
                            (Cust)               (Minor)
                         under Uniform Gifts to Minors
                         Act____________
                              (State)

     Additional abbreviations may also be used though not in the above list.



For value received,____________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFICATION NUMBER OF ASSIGNEE
_________________________________
_________________________________

_______________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)
_______________________________________________________________________________
_______________________________________________________________________________
__________________________________________________________________________shares of the capital stock represented, by the within Certificate, and do hereby irrevocably constitute and appoint ____________________________________________________________________. Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated__________________________________________



               ________________________________________________________________
       NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE
               NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.



Signature(s) Guaranteed:


_______________________________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C RULE 17Ad-15.